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                           ABSOLUTE STRATEGIES FUND

                             INSTITUTIONAL SHARES

                                   A SHARES

                                   C SHARES

                         Supplement Dated June 1, 2007
                      to Prospectus Dated August 1, 2006

This supplement supersedes the supplement dated February 26, 2007

1. ADDITION OF MOHICAN FINANCIAL MANAGEMENT, LLC

Effective January 19, 2007, the Absolute Strategies Fund has added MOHICAN FINANCIAL MANAGEMENT, LLC as a new subadviser to the Fund. In the section entitled, "The Adviser and Sub-Advisers," Mohican Financial is added to the chart on page 13 of the Prospectus immediately before the row commencing, "Moody Aldrich Partners, LLC":

Mohican Financial Management, LLC, 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326

In addition, the following is added to page 14 of the Prospectus immediately before the paragraph commencing, "Moody Aldrich Partners, LLC":

"MOHICAN FINANCIAL MANAGEMENT, LLC was founded in November 2003 and provides investment advisory services for another pooled investment vehicle. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of December 31, 2006, the Sub-Adviser had approximately $47 million of assets under management."

In the section entitled, "Portfolio Managers," the following new Sub-Adviser and portfolio managers are added to the chart on page 17 of the Prospectus immediately before the row commencing, "Moody Aldrich Partners, LLC":

MOHICAN FINANCIAL MANAGEMENT, LLC Messrs. Eric C. Hage, and Daniel C. Hage
                                  co-manage the Fund's assets allocated to the Sub-Adviser for management. Mr. Eric Hage is a founder and has been the Managing Member of the Sub-Adviser since 2003. He is chiefly responsible for the implementation of the investment strategies for the Fund's assets allocated to the Sub-Adviser for management. From 1999 to 2002 he was at Salomon Smith Barney as a Director of Convertible Arbitrage Accounts. Mr. Daniel C. Hage is a founder and has been a Member of the Sub-Adviser since 2003 and performs services as the Sub-Adviser's portfolio trader. From 2000 to 2002 he was at CIBC World Markets where he concentrated in Convertible Sales.

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2. ADDITION OF KOVITZ INVESTMENT GROUP, LLC

Effective February 26, 2007, the Absolute Strategies Fund has added KOVITZ INVESTMENT GROUP, LLC as a new subadviser to the Fund. In the section entitled, "The Adviser and Sub-Advisers," Kovitz is added to the chart on page 13 of the Prospectus immediately before the row commencing, "Loomis, Sayles & Company, L.P.":

Kovitz Investment Group, LLC 222 West Adams Street, Suite 2160, Chicago, IL
60606

In addition, the following is added to page 14 of the Prospectus immediately before the paragraph commencing, "Loomis, Sayles & Company, L.P.":

"KOVITZ INVESTMENT GROUP, LLC commenced operations in October 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of January 31, 2007, the Sub-Adviser had approximately $950 million of assets under management."

In the section entitled, "Portfolio Managers," the following new Sub-Adviser and portfolio managers are added to the chart on page 17 of the Prospectus immediately before the row commencing, "Loomis, Sayles & Company, L.P.":

 KOVITZ INVESTMENT GROUP, LLC Messrs. Mitchell A. Kovitz, Jonathan A. Shapiro,
                              Marc S. Brenner and Bruce A. Weininger co-manage the Fund's assets allocated to the Sub-Adviser for management. Messrs. Kovitz, Shapiro and Brenner founded the Sub-Adviser in 2003 and are Principals and Portfolio Managers. Mr. Weininger has been a Principal and Portfolio Manager of the Sub-Adviser since 2004. Mr. Kovitz was at Rothschild Investment Corp. from 1989-2003, most recently serving as its President Mr. Shapiro was at Rothschild Investment Corp. from 1999-2003 as a Portfolio Manager. Mr. Brenner was at Rothschild Investment Corp. from 2001-2003 as a Portfolio Manager. Mr. Weininger was a partner at Deloitte and Touche, LLP from 2000 to 2004.

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3. REMOVAL OF SUB-ADVISERS

As of February 26, 2007, MOODY ALDRICH PARTNERS, LLC, SCOUT INVESTMENT ADVISORS, INC. and TT INTERNATIONAL INVESTMENT MANAGEMENT no longer are Sub-Advisers to the Fund and therefore do not manage any of the Fund's assets. All references to them in the Prospectus are hereby deleted.

4. REVISIONS TO INVESTMENT STRATEGIES

Effective February 26, 2007, the following replaces "Hedged Convertible Market Neutral Strategy" in the "Risk/Return Summary" section on page 2 of the
Prospectus:

CONVERTIBLE ARBITRAGE STRATEGY seeks to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible Arbitrage involves purchasing a portfolio of convertible

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securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Certain managers may also seek to hedge interest rate exposure under some circumstances. Some managers may also employ leverage. Certain strategies may maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Effective February 26, 2007, the following is added to the section entitled, "Principal Investment Risks" prior to the last paragraph on page 4 of the
Prospectus:

CONVERTIBLE SECURITIES. The Fund may purchase debt or equity securities which are convertible into common stock. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's sub-adviser. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities.

Effective June 1, 2007 the third paragraph of the section entitled, "Investment Policies" on page 9 of the Prospectus is replaced with the following:

The Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by one or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of exchange traded funds ("ETFs").

Effective January 19, 2007, the following is added to the end of the section entitled, "Principal Investment Risks" on page 12 of the Prospectus:

CONVERTIBLE SECURITY RISKS While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by the Fund's sub-adviser.

SHORT SELLING RISKS Short selling is accomplished by borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will profit on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a loss on the transaction. The Fund's use of short sales may involve additional transactions costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the Fund's return or result in a loss.

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5. ELIMINATION OF THE REDEMPTION FEE

Effective January 19, 2007, the Fund no longer imposes a redemption fee on redemptions of Fund shares and the Fund no longer imposes an exchange fee on exchanges of Fund shares. As a result, the section entitled, "Redemption Fee" on p. 28 is deleted and the second paragraph in the section entitled, "Exchange Privileges" on p. 33 is deleted.

In addition, the Fees in the "Redemption Fee" and "Exchange Fee" line items in the "Fee Tables" on page 5 of the Prospectus is changed from 1.50% to None.

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6. LIMITATIONS ON FREQUENT PURCHASES

Effective January 19, 2007, the Fund does not prohibit frequent trading by Fund shareholders. Therefore, the section entitled, "Limitations on Frequent Purchases" on p. 26 of the Prospectus is replaced with the following:

"FREQUENT TRADING Because of the Fund's low volatility and numerous portfolio holdings, generally the Fund is not susceptible to market timing. Thus, the Fund does not prohibit frequent trading by Fund shareholders. In the event Fund shareholders do frequently trade the Fund, the Fund may incur increased costs including increased transaction costs."

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7. EXEMPTIVE ORDER

The Fund was granted an exemptive order allowing it to enter into new or modified subadvisory agreements with existing or new Sub-Advisers for the Fund without approval of Fund shareholders. Therefore, the last paragraph in the section entitled, "The Adviser and Sub-Advisers" on pages 14 and 15 of the Prospectus is replaced with the following:

In the future, ABSOLUTE may propose to appoint or replace one or more Sub-Advisers subject to Board approval and applicable shareholder notice requirements. Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, ABSOLUTE, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the exemptive order, each Fund that relies on the Exemptive Relief is required to notify shareholders of the retention of a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

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8. FINANCIAL HIGHLIGHTS

The last line of pages 36-38 of the Prospectus has been replaced with the following:

   Portfolio Turnover Rate/(d)(h)/       405%

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In addition, the following footnote has been added to page 38 of the Prospectus:

   /(h)/ As revised to reflect a computational error.

                      PLEASE RETAIN FOR FUTURE REFERENCE.